UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 205449

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 9, 2000


                             OMNICOMM SYSTEMS, INC.
                             ----------------------
                 (Name of Small Business Issuer in its charter)


           DELAWARE                                             0-26028
           --------                                             -------
(State or other jurisdiction of                         (Commission File Number)
incorporation or organization)

                                   11-3349762
                                   ----------
                            (IRS Employer Indet. No.)

                3250 MARY STREET, SUITE 402, MIAMI, FLORIDA 33133
                -------------------------------------------------
              (Address of Principal Executive Offices and Zip code)

                  Registrant's Telephone number: (305)448-4700

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Items 1,2,5, AND 6.

         On February 9, 2000, OmniComm Systems, Inc., a Delaware corporation ("OmniComm"), acquired WebIPA Inc., a Florida corporation ("WebIPA"), pursuant to an Agreement and Plan of Acquisition dated Januray 26, 2000.

         In consideration of receiving all of the issued and outstanding shares of WebIPA, OmniComm issued 1,200,000 restricted shares of common stock to the shareholders of WebIPA.

Item 7 EXHIBITS.

         (c) Exhibits.

             2      Agreement and Plan of Acquisition dated Janurary 26, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 9, 2000              OMNICOMM SYSTEMS, INC.
                                    ----------------------
                                        (Registrant)

                                    By: /S/PETER S. KNEZEVICH
                                       -------------------------
                                        Peter S. Knezevich
                                        Chief Executive Officer

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                                 EXHIBITS INDEX

EXHIBITS.            DESCRIPTION
---------            -----------
   2            Agreement and Plan of Acquisition dated Janurary 26, 2000.